UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2007

Horne International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50373	90-0182158
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2677 Prosperity Avenue, Suite 300, Fairfax, Virginia		22031
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-641-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 8, 2007, the COmpany published a press release announcing its First Quarter 2007 results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8K.

Item 9.01 Financial Statements and Exhibits.

99.1 May 8, 2007 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horne International Inc.

May 10, 2007	By:	Michael M. Megless

Name: Michael M. Megless
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	May 8, 2007 Press Release